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                                                                   EXHIBIT 10.20

                                OMNIBUS AMENDMENT

            THIS OMNIBUS AMENDMENT is entered into as of December 31, 2002 by and among Yellow Transportation, Inc., an Indiana corporation f/k/a Yellow Freight System, Inc. (the "ORIGINATOR"), Yellow Receivables Corporation, a Delaware corporation (the "SPV" or the "SELLER"), Falcon Asset Securitization Corporation ("FALCON") and Bank One, NA (formerly known as The First National Bank of Chicago), individually (the "INVESTOR") and as agent (in such capacity, the "AGENT"), with respect to (a) that certain Receivables Sale Agreement, dated as of August 2, 1996 by and between the Originator and the SPV as heretofore amended (the "EXISTING SALE AGREEMENT"), and (b) that certain Amended and Restated Receivables Purchase Agreement, dated as of July 30, 1999, among the SPV, Falcon, the Investor and the Agent as heretofore amended (the "EXISTING PURCHASE AGREEMENT" and, together with the Existing Sale Agreement, the "EXISTING AGREEMENTS").

                              W I T N E S S E T H :

                  WHEREAS, the Originator, the SPV, Falcon, the Investor and the
            Agent are parties to one or both of the Existing Agreements; and

            WHEREAS, the parties hereto desire to amend the Existing Agreements as hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

            2. AMENDMENTS.

            2.1. Section 1.5.7 of the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            Section 1.5.7. Repurchase Option. The Seller shall have the right, by prior written notice to the Agent given in not less than the Required Notice Period, at any time to repurchase from the Purchasers all, but not less than all, of the then outstanding Receivable Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

            2.2. Section 11.14 of the Existing Purchase Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:

                        It is the intention of the parties hereto that each purchase hereunder shall constitute an

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                        absolute and irrevocable sale for all purposes other
                        than financial accounting purposes, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Receivable Interest.

            2.3. The definitions of "DEFAULTED RECEIVABLE" and "DELINQUENT RECEIVABLE" in the Existing Purchase Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

            "DEFAULTED RECEIVABLE" means a Receivable: (i) as to which any payment, or part thereof, remains unpaid for 151 days or more from the original invoice date for such payment; (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.1(c) (as if references to the Seller therein refer to such Obligor); (iii) as to which the Obligor thereof, if a natural person, is deceased; or (iv) which has been identified by the Seller as uncollectible.

            "DELINQUENT RECEIVABLE" means a Receivable (other than a Defaulted Receivable) as to which any payment, or part thereof, remains unpaid for 121 days or more but less than 151 days from the original invoice date for such payment.

            2.4. Section 7.1(d)(iii) of the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            (iii) the average of the Default Ratios for each of the three consecutive calendar months then most recently ended shall exceed 3.25% at any time from and including January 1, 2003 through and including March 31, 2003, or 3.00% at any time thereafter.

            2.5. The definition of "LOSS RESERVE PERCENTAGE" in the Existing Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            "LOSS RESERVE PERCENTAGE" means, on any date of determination, (a) 2.00, multiplied by (b) the highest of the past twelve rolling 3-month average Default Ratios, multiplied by (c) a fraction having a numerator equal to the aggregate amount of Receivables generated during the preceding 4 months and denominator equal to the Net Receivables Balance on the date of determination; PROVIDED, HOWEVER, that in no event shall the Loss Reserve Percentage be less than 16.5% at any time from and including January 1, 2003 through and including March 31, 2003, or 15% thereafter.

            2.6. Section 1.1(b) of the Existing Sale Agreement is hereby amended by amending and restating the first sentence thereof to read as follows:


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                        It is the intention of the parties hereto that each
                        Purchase of Receivables made hereunder shall constitute a "sale of accounts," as such terms is used in Article 9 of the UCC for all purposes other than financial accounting purposes, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the Receivables.

            2.7. Section 4.2(e) of the Existing Sale Agreement is hereby amended by (i) replacing "The" with "the" at the beginning of such Section and (ii) inserting the phrase "Other than for financial accounting purposes," at the beginning of such Section immediately before the phrase "the Originator will not, and shall not".

            3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Originator and the SPV hereby represents and warrants to the Agent and the Purchasers that after giving effect to the amendments contained in Section 2 above, (a) no Servicer Default, Event of Default, Potential Servicer Default or Potential Event of Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (b) each of such Person's representations and warranties contained in Section 2.1 of the Existing Sale Agreement (in the case of the Originator) and Section 3.1 of the Existing Purchase Agreement (in the case of the SPV) is true and correct as of the Effective Date.

            4. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "EFFECTIVE DATE") when the Agent has received counterparts of this Amendment, duly executed by each of the parties hereto.

            5. RATIFICATION. Each of the Existing Agreements, as modified hereby, is hereby ratified, approved and confirmed in all respects.

            6. REFERENCE TO AGREEMENT. From and after the Effective Date hereof, each reference in either of the Existing Agreements to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to either of the Existing Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Existing Agreement, as modified by this Amendment.

            7. COSTS AND EXPENSES. The SPV agrees to pay all costs, fees, and out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

            8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

            9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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            IN WITNESS WHEREOF, the Originator, the SPV, Falcon, the Investor
and the Agent have executed this Amendment as of the date first above written.

Yellow TRANSPORTATION, INC.

By:
   ---------------------------------------
Name:
Title:


Yellow Receivables Corporation

By:
   ---------------------------------------
Name:
Title:


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FALCON ASSET SECURITIZATION CORPORATION


By:
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         Authorized Signatory


BANK ONE, NA, INDIVIDUALLY AND AS AGENT

By:
   -------------------------------------
         Authorized Signatory


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